UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 13, 2005

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27478	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (773) 380-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 2.02	Results of Operations and Financial Condition

On July 13, 2005, Bally Total Fitness Holding Corporation (“Bally” or the “Company”) issued a press release containing certain selected operating and cash flow data for the three months ended March 31, 2005 and the five months ended May 31, 2005.

The press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

On July 13, 2005, Bally announced that it has commenced the solicitation of consents to extend the original waivers of defaults obtained on December 7, 2004 (the “Original Waiver”) from holders of its 10-1/2% Senior Notes due 2011 and 9-7/8% Senior Subordinated Notes due 2007 under the indentures governing the notes. The Original Waiver related to the Company’s failure to timely file its financial statements with the Securities and Exchange Commission and deliver such financial statements to the trustee and the holders under the indentures. Holders of the notes are referred to Bally’s Consent Solicitation Statements dated July 13, 2005 and the related Letters of Consent for the detailed terms and conditions of this consent solicitation.

Bally has retained Deutsche Bank Securities Inc. to serve as its solicitation agent and MacKenzie Partners, Inc. to serve as the information agent and tabulation agent for the consent solicitation. Questions concerning the terms of the consent solicitation should be directed to Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Edwin Roland or Dennis Farrell. The solicitation agent may be reached by telephone at (212) 250-6008. Requests for documents may be directed to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, Attention: Jeanne Carr or Simon Coope. The information agent and tabulation agent can be reached by telephone at (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

The announcement is not an offer to purchase or sell, a solicitation of an offer to purchase or sell or a solicitation of consents with respect to any securities. The solicitation is being made solely pursuant to Bally’s Consent Solicitation Statements dated July 13, 2005 and the related Letters of Consent. Notwithstanding Bally’s intention to seek an extension of the waivers, no assurance can be given that an event of default under the indentures will not occur in the future.

The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated July 13, 2005 announcing first quarter 2005 and five months ended May 31, 2005 operating and cash flow data and the commencement of solicitation of consents to waiver extensions from noteholders for delay in filing financial statements.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: July 13, 2005	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel